B A R O N

F U N D S®

Baron Global Advantage Fund

Supplement dated May 5, 2017

to Summary Prospectus dated April 28, 2017

Effective May 5, 2017, in connection with the lowering of certain fees and expenses of Baron Global Advantage Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the “Annual Fund Operation Expenses” table for the Fund is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Manage- ment Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimburse- ments	Total Annual Fund Operating Expenses after Expense Reimburse- ments[2]
BARON GLOBAL ADVANTAGE FUND[1]
Retail Shares	1.00%	0.25%	2.61%	3.86%	(2.51)%	1.35%
Institutional Shares	1.00%	0.00%	2.55%	3.55%	(2.45)%	1.10%
R6 Shares	1.00%	0.00%	3.11%	4.11%	(3.02)%	1.09%

[1]	Based on the fiscal year ended December 31, 2016, restated to reflect current expense waivers.

[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.35% of average daily net assets of Retail Shares, 1.10% of average daily net assets of Institutional Shares, and 1.09% of average daily net assets of R6 Shares.

On page 3 of the Summary Prospectus, the “Example” table for the Fund is deleted in its entirety and replaced with the following:

YEAR	1	3	5	10
BARON GLOBAL ADVANTAGE FUND
Retail Shares	$137	$428	$739	$1,624
Institutional Shares	$112	$350	$606	$1,340
R6 Shares	$111	$347	$601	$1,329

This information supplements the Summary Prospectus dated April 28, 2017. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.